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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2003

Genaissance Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30981 (Commission File Number)	06-1338846 (I.R.S. Employer Identification No.)
Five Science Park New Haven, Connecticut (Address of Principal Executive Offices)	06511 (Zip Code)

Registrant's telephone number, including area code: (203) 773-1450

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

        On August 13, 2003, Genaissance Pharmaceuticals, Inc. announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2003	GENAISSANCE PHARMACEUTICALS, INC.
	By:	/s/ KEVIN RAKIN Kevin Rakin President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press release dated August 13, 2003.

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  Item 12. Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index